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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

               Date of Report: (Date of earliest event reported):
                       August 23, 2004 (August 23, 2004)


                           BLUE DOLPHIN ENERGY COMPANY
             (Exact name of registrant as specified in its charter)

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

               DELAWARE                                0-15905                              73-1268729
       (State of Incorporation)                (Commission File Number)         (IRS Employer Identification No.)

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                             801 TRAVIS, SUITE 2100
                              HOUSTON, TEXAS 77002
              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)


                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)
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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On August 23, 2004, Blue Dolphin Energy Company, a Delaware corporation ("Blue Dolphin"), issued a press release reporting its earnings for the quarter ended June 30, 2004.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (a)   EXHIBITS

           99.1  Press Release issued August 23, 2004


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 23, 2004

                                          BLUE DOLPHIN ENERGY COMPANY


                                          /s/ G. BRIAN LLOYD
                                          ----------------------------
                                          G. Brian Lloyd
                                          Vice President, Treasurer

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                                INDEX TO EXHIBITS

EXHIBIT           DESCRIPTION OF EXHIBIT
-------           ----------------------

 99.1             Press Release issued August 23, 2004